EMPLOYMENT AND CONSULTING AGREEMENTS	12 Months Ended
Sep. 30, 2015
Notes to Financial Statements
NOTE 9. EMPLOYMENT AND CONSULTING AGREEMENTS

Employment Agreements

In December 2012 and January 2013, the Company entered into employment agreements with two employees. As of December 31, 2013, the employment agreements had expired.

The Company entered into a three year employment agreement with its new Chief Executive Officer effective September 12, 2014. Upon expiration, the agreement automatically renews for successive periods of one-year. The agreement requires the Company to pay base compensation plus incentives over the employment term plus severance benefits upon the occurrence of certain events as described in the agreement. Under the agreement, the Chief Executive Officer was granted options to purchase 3,300,000 shares of common stock (see Note 7 – Stock Options).

Consulting Agreements

Effective September 1, 2014, the Company entered into three consulting agreements. Two of the agreements are for financial consulting services including accounting, preparation of financial statements and filings with the SEC. The third agreement is for financing activities, product development strategies and corporate development. The agreements may be terminated by the Company or the consultant with 90 days written notice.

Consulting expense under the agreements for the year ended September 30, 2015 and the nine months ended September 30, 2014 was $348,000 and $29,000, respectively. Consulting expense for the year ended September 30, 2015 and the nine months ended September 30, 2014 includes $48,000 and $4,000, respectively, paid to a financial consultant who is a stockholder of the Company. In addition, one financial consulting services agreement provides for the grant of options to purchase 500,000 shares of common stock contingent upon approval by the Board of Directors. The options were granted on June 1, 2015.